Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for iPayment, Inc. (“Issuer”) for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report):

(a)	fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

This Certification is executed as of November 14, 2003.

/s/ Clay M. Whitson

Clay M. Whitson
Chief Financial Officer